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                             ING INVESTORS TRUST
             ING FMR(SM) Earnings Growth Portfolio ("Portfolio")

                      Supplement dated October 2, 2006
       to the Adviser Class Prospectus, Institutional Class Prospectus,
           Service Class Prospectus, and Service 2 Class Prospectus
                          each dated April 28, 2006

    On September 21, 2006 the Board of Trustees of ING Investors Trust approved changes to the Portfolio's name and principal investment strategies respectively, to allow the Portfolio to invest in equity securities of large capitalization companies.

    Effective on or about November 6, 2006, the Adviser Class Prospectus, Institutional Class Prospectus, Service Class Prospectus and Service 2 Class Prospectus are revised as follows:

1. ING FMR(SM) Earnings Growth Portfolio has changed its name to ING FMR(SM) Large Cap Growth Portfolio. All references to "ING FMR(SM) Earnings Growth Portfolio" are hereby deleted and replaced with "ING FMR(SM) Large Cap Growth Portfolio."

2. The section entitled "Principal Investment Strategies" on page 16 of the Adviser Class Prospectus and on page 15 of the Institutional Class, Service Class and Service 2 Class Prospectuses is deleted in its entirety and replaced with the following:

    PRINCIPAL INVESTMENT STRATEGIES

    The Sub-Adviser normally invests the Portfolio's assets primarily in common stocks.

    The Sub-Adviser normally invests at least 80% of the Portfolio's assets in securities of companies with large market capitalizations. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Although a universal definition of large market capitalization companies does not exist, for purposes of this Portfolio, the Sub-Adviser generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 1000(R) Index or the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index.") A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the index.

    The Sub-Adviser invests the Portfolio's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

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    The Sub-Adviser uses the Russell 1000(R) Growth Index as a guide in structuring the Portfolio and selecting its investments. The Sub-Adviser considers the Portfolio's security, industry and market capitalization weightings relative to the index.

    The Sub-Adviser may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

    In buying and selling securities for the Portfolio, the Sub-Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, the Sub-Adviser invests for the long-term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

    The Sub-Adviser may also use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Sub-Adviser's strategies do not work as intended, the Portfolio may not achieve its investment objective.

    The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

    The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

3. The following risk is added to the list of risks under the section entitled "Principal Risks" on page 16 of the Adviser Class, and page 15 of the Institutional Class, Service Class and Service 2 Class Prospectuses:

                         MARKET CAPITALIZATION RISK


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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                             ING INVESTORS TRUST
             ING FMR(SM) Earnings Growth Portfolio ("Portfolio")

                       Supplement dated October 2, 2006
    to the Adviser Class Statement of Additional Information ("SAI"), and
       the Institutional Class, Service Class and Service 2 Class SAI
                          each dated April 28, 2006

    On September 21, 2006 the Board of Trustees of ING Investors Trust approved changes to the Portfolio's name and principal investment strategies respectively, to allow the Portfolio to invest in equity securities of large capitalization companies.

    Effective on or about November 6, 2006, the Adviser Class SAI and the Institutional Class, Service Class, and Service 2 Class SAI are revised as follows:

1.  ING FMR(SM) Earnings Growth Portfolio has changed its name to ING
    FMR(SM) Large Cap Growth Portfolio. All references to "ING FMR(SM) Earnings Growth Portfolio" and "FMR(SM) Earnings Growth Portfolio" are hereby deleted and replaced with "ING FMR(SM) Large Cap Growth Portfolio" and "FMR(SM) Large Cap Growth Portfolio" respectively.

2.  The following is added to the section entitled "Non-Fundamental
    Investment Polices"- on page 73 of the Adviser Class SAI, and on page 64 of the Institutional Class, Service Class and Service 2 Class SAI, following the paragraph entitled "FMR(SM) Diversified Mid Cap:"

    FMR(SM) LARGE CAP GROWTH PORTFOLIO
    The Sub-Adviser normally invests at least 80% of the Portfolio's assets in securities of large-capitalization companies.